                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                               OFFER TO EXCHANGE
                  $170,689,000 PRINCIPAL AMOUNT OF MATURITY OF
                     11.25% SENIOR DISCOUNT NOTES DUE 2012
                   FOR 11.25% SENIOR DISCOUNT NOTES DUE 2012
                                       OF

                              MAAX HOLDINGS, INC.

                                EXCHANGE AGENT:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                         By Hand, Overnight Delivery or
                           Registered/Certified Mail
                      U.S. Bank Trust National Association

                            Corporate Trust Services
                                  EP-MN-WS-2N
                              60 Livingston Avenue
                           St. Paul, Minnesota 55107
                         Attention: Specialized Finance

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (651) 495-8158

           To Confirm Facsimile by Telephone or for Information Call:
                                 (800) 934-6802

     All capitalized terms used herein but not defined herein shall have the
meanings ascribed to them in the prospectus, dated [          ], 2005 (as it may
be supplemented or amended from time to time, the "Prospectus"), of MAAX Holdings, Inc., a Delaware corporation ("MAAX").

     As set forth in the Prospectus and in the accompanying letter of transmittal and instructions thereto (the "Letter of Transmittal"), registered Holders (as defined below) of outstanding 11.25% Senior Discount Notes due 2012 (the "Original Notes") of MAAX who wish to tender their Original Notes in exchange for a like principal amount at maturity of 11.25% Senior Discount Notes due 2012 (the "Exchange Notes") of MAAX and, in each case, whose Original Notes are not immediately available or who cannot deliver their Original Notes, the Letter of Transmittal and any other documents required by the Letter of Transmittal to U.S. Bank Trust National Association (the "Exchange Agent") prior to the Expiration Date (as hereinafter defined), or who cannot complete the procedure for book-entry transfer on a timely basis, may use this Notice of Guaranteed Delivery (this "Notice of Guaranteed Delivery") to tender their Original Notes if (i) such tender is made by or through an Eligible Institution (as defined below) and the Holder signs this Notice of Guaranteed Delivery; (ii) on or prior to the Expiration Date, the Exchange Agent has received from the Holder and the Eligible Institution a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such tendered Original Notes and the principal amount at maturity of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, the Letter of Transmittal (or a copy of thereof) together with the certificate(s) representing the Original Notes (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at the Depository Trust Company ("DTC")) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (ii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's Account at DTC), is received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery and Letter of Transmittal prior to 11:59 P.M., New York City time, on the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

     Unless the context requires otherwise, (i) the term "Holder" for purposes of this Notice of Guaranteed Delivery means: (A) any person in whose name Original Notes are registered on the books of MAAX or any other person who has obtained a properly completed bond power from the registered Holder; or (B) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC, and (ii) the term "Eligible Institution" means an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON [            ], 2005 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER
IS EXTENDED BY MAAX IN ITS SOLE DISCRETION. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     FOR ANY QUESTIONS REGARDING THIS NOTICE OF GUARANTEED DELIVERY OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 934-6802 OR BY FACSIMILE AT (651) 495-8158.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to MAAX, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount at maturity of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the instructions to the Letter of Transmittal.

     The undersigned understands that tenders of Original Notes will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to MAAX's offer to exchange Exchange Notes for Original Notes pursuant to, and upon the terms and conditions described in, the Prospectus, Letter of Transmittal and instructions thereto (the "Exchange Offer") may not be withdrawn after 11:59 P.M., New York City time, on the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE COMPLETE AND SIGN

----------------------------------------------------------------------------------------------------------------------
Signature(s) of Registered Holder(s) or Authorized Signatory:  Name(s) of Registered Holder(s):
-----------------------------------
-----------------------------------
                                                               -----------------------------------
-----------------------------------
                                                               -----------------------------------
                                                               -----------------------------------
--------------------------------------------------------------------------------
 Principal Amount at Maturity of Original Notes Tendered:      Address:
-----------------------------------                            -----------------------------------
-----------------------------------                            -----------------------------------
-----------------------------------                            -----------------------------------
                                                               -----------------------------------
--------------------------------------------------------------------------------
 Certificate No(s). of Original Notes (if available):          Area Code and Tel. No.:
-----------------------------------                            -----------------------------------
-----------------------------------                            -----------------------------------
-----------------------------------                            -----------------------------------
                                                               -----------------------------------
--------------------------------------------------------------------------------
 Date:-----------------------------------                      If Original Notes will be delivered by book-entry
                                                               transfer at The Depository Trust Company, insert
                                                               Depository Account No.:
                                                               -----------------------------------
                                                               -----------------------------------
--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Original Notes exactly as its (their) name(s) appears on certificate(s) for Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                                  PLEASE PRINT

Name(s):
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing, an "Eligible Institution"), hereby (a) represents that each holder of Original Notes on whose behalf this tender is being made "own(s)" the Original Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Original Notes complies with such Rule 14e-4 and (c) guarantees that, within five business days after the date of delivery of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, together with certificates representing the Original Notes covered hereby in proper form for transfer (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC) and any other required documents will be deposited by the undersigned with the Exchange Agent and such properly completed and executed Letter of Transmittal, as well as all other documents required by the Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or timely confirmation of the book-entry transfer of Original Notes into the Exchange Agent's account at DTC) are received by the Exchange Agent within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND ORIGINAL NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                                         (ZIP CODE)

Area Code and Telephone
No.: ------------------------------                  Date: ---------------, 2005

DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
                                        5